                                                                  Exhibit 10.35


                   AMENDMENT TO AGREEMENT AND PLAN OF MERGER

     This Amendment to the Agreement and Plan of Merger (the "Amendment"), dated as of April 29, 2002, is by and among Alkermes, Inc., a Pennsylvania corporation ("Alkermes"), New Alkermes, Inc., a Pennsylvania corporation ("Parent"), Adams Acquisition Sub, Inc., a Pennsylvania corporation and a wholly owned subsidiary of Parent ("Adams Acquisition Sub"), Revere Acquisition Sub, LLC, a Delaware limited liability company and a wholly owned subsidiary of Parent ("Revere Acquisition Sub"), and Reliant Pharmaceuticals, LLC, a Delaware limited liability company ("Reliant"), and amends the Agreement and Plan of Merger dated March 20, 2002 between such Parties (the "Merger Agreement"). All capitalized terms used in this Amendment without definition have the respective meanings set forth in the Merger Agreement.

     WHEREAS, the Parties desire to amend the terms and provisions of the Merger Agreement to change the definition of "Alkermes-Owned Reliant Units" used therein for the purpose of including in such definition any Reliant Units owned by Versant Acquisition LLC, a wholly owned subsidiary of Alkermes, and providing that any such Reliant Units will be converted into Common Units immediately following the Alkermes Merger Effective Time, but shall be otherwise unaffected and shall continue to exist and remain outstanding as common units of Reliant Surviving LLC after the Reliant Merger Effective Time; and

     WHEREAS, the Parties desire to amend Section 10.5 of the Merger Agreement to clarify the intent of the Parties.

     NOW THEREFORE, the Parties, intending to be legally bound, agree as follows:

     1.  Alkermes-Owned Reliant Units.

     (a) Section 2.2(b) of the Merger Agreement is hereby amended and restated to be and read in full as follows:

          "(b) Alkermes-Owned Reliant Units. All Reliant Units owned by Alkermes or any Subsidiary of Alkermes, including Versant Acquisition LLC, immediately prior to the Reliant Merger Effective Time (the "Alkermes-Owned Reliant Units") shall, together with all other Preferred Units, be converted into Common Units immediately prior to the Reliant Merger Effective Time, but the Common Units into which such Alkermes-Owned Reliant Units are converted shall be otherwise unaffected and shall continue to exist and remain outstanding as common units of Reliant Surviving LLC after the Reliant Merger Effective Time. No Parent Common Stock or other consideration shall be delivered to Alkermes or any of its Subsidiaries in respect of the Alkermes-Owned Reliant Units."

     (b) Section 2.2(c) of the Merger Agreement is hereby amended and restated to be and read in full as follows:

          "(c) Conversion of Reliant Units. Subject to Section 2.3(e), each issued and outstanding Reliant Unit (other than the Alkermes-Owned Reliant Units), including Reliant Restricted Units, shall be converted into the right to receive 1.3297 (the "Reliant Exchange Ratio") validly issued, fully paid and non-assessable shares of Parent Common Stock (the "Reliant Merger Consideration" and, together with the Alkermes Merger Consideration, the "Merger Consideration"). As of the Reliant Merger Effective Time, all Reliant Units (other than the Alkermes-Owned Reliant Units) shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist, and each holder (other than Alkermes or any Subsidiary of Alkermes, including Versant Acquisition LLC) of a Reliant Unit immediately prior to the Reliant Merger Effective Time shall cease to have any rights with respect thereto, except the right to receive the Reliant Merger Consideration, and any dividends or other distributions to which such holder is entitled pursuant to Section 2.3(d) and cash in lieu of fractional shares of Parent Common Stock to which a holder of such Reliant Units is entitled pursuant to Section 2.3(f), in each case to be issued or paid in accordance with Section 2.3(c), without interest. All shares of Parent Common Stock constituting the Reliant Merger Consideration shall be deemed to have been issued as of the Reliant Merger Effective Time."

     2. Versant Merger. The Parties hereby acknowledge that, in accordance with and subject to the terms of the Agreement and Plan of Merger, dated April 29, 2002 (the "Versant Merger Agreement"), among Alkermes, Parent, Versant Acquisition LLC and Versant Reliant Corporation ("Versant"), immediately after the Alkermes Merger Effective Time and immediately prior to the Reliant Merger Effective Time, Versant will merge with and into Versant Acquisition LLC, with Versant Acquisition LLC as the survivor, and the stockholders of Versant shall receive, based upon their equity ownership of Versant, the shares of Parent Common Stock that Versant, in its capacity as a member of Reliant, would have received in the Reliant Merger in accordance with the provisions of Section 2.2(c) of the Merger Agreement.

     3. Section 10.5. Section 10.5 of the Merger Agreement is amended and restated to be and read in full as follows:

          "Absent fraud, after Closing, the indemnification rights provided in this Article X, including the Escrow Indemnity Agreement and the Tax Indemnity Agreement, shall be the sole and exclusive remedy available to the Alkermes Indemnified Parties for any breach or alleged breach of this Agreement by Reliant."

     4.  Miscellaneous.

     (a) Governing Law. This Amendment shall be governed by the laws of the State of Delaware (without giving effect to the conflict of laws provisions thereof).

     (b) Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the Parties and their respective heirs, successors and permitted assigns. Nothing in this Amendment, express or implied, shall be construed to confer any rights or remedies upon any Person other than the Parties hereto, their respective successors and permitted assigns, Versant Acquisition LLC and as provided in Section
         12.4 of the Merger Agreement.

     (c) Further Assurances. Each Party agrees to execute, acknowledge and deliver such further instruments and to do all such other acts as may be reasonably necessary or appropriate in order to carry out the purposes and intent of this Amendment.

     (d) Ratification. Except as expressly modified by this Amendment, the terms and provisions of the Merger Agreement shall remain in full force and effect. If there is any conflict between the provisions of the Merger Agreement and the provisions of this Amendment, the provisions of this Amendment shall control.

     (e) Amendments. This Amendment may be changed, modified or amended only by an agreement in writing signed by the Parties hereto.

     (f) Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

                      [Signatures on the following page.]

     IN WITNESS WHEREOF, the Parties' duly authorized representatives have executed and delivered this Amendment to the Merger Agreement as of the date and year first above written.

                                          ALKERMES, INC.

                                          By:      /s/ JAMES M. FRATES
                                            ------------------------------------
                                          Name: James M. Frates
                                          Title:   Vice President and Chief
                                          Financial Officer

                                          NEW ALKERMES, INC.

                                          By:      /s/ JAMES M. FRATES
                                            ------------------------------------
                                          Name: James M. Frates
                                          Title:   Vice President

                                          ADAMS ACQUISITION SUB, INC.

                                          By:      /s/ JAMES M. FRATES
                                            ------------------------------------
                                          Name: James M. Frates
                                          Title:   Vice President

                                          REVERE ACQUISITION SUB, LLC

                                          By:      /s/ JAMES M. FRATES
                                            ------------------------------------
                                          Name: James M. Frates
                                          Title:   Vice President

                                          RELIANT PHARMACEUTICALS, LLC

                                          By:    /s/ JOSEPH J. KRIVULKA
                                            ------------------------------------
                                          Name: Joseph J. Krivulka
                                          Title:   President
Solely in their role as Reliant Member
Representatives:

By:      /s/ FREDERICK CRAVES
    ----------------------------------
Frederick Craves, not individually,
but solely
in his capacity as a Reliant Member
Representative

By:      /s/ MARK HOPLAMAZIAN
--------------------------------------
Mark Hoplamazian, not individually,
but solely
in his capacity as a Reliant Member
Representative

                                      3